ALLIANCE
                              ---------------------
                                VARIABLE PRODUCTS
                              ---------------------
                                   SERIES FUND
                              ---------------------
                              GLOBAL BOND PORTFOLIO
                              ---------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                           Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                            > Are Not Bank Guaranteed
                          ---------------------------

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 29, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Global Bond Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign securities.

--------------------------------------------------------------------------------

INVESTMENT RESULTS

Periods Ended December 31, 2002

                                                        Total Returns

                                                                           Since
                                              1 Year      5 Years     Inception*
                                              ======      =======     =========
   Alliance Global
   Bond Portfolio                             16.91%       4.79%        6.55%

   Salomon Smith
   Barney World
   Government
   Bond Index
   (unhedged)                                 19.49%       5.81%        7.54%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 7/15/91.

      The Salomon Smith Barney (SSB) World Government Bond Index (unhedged) represents performance of government bond markets in 14 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Bond Portfolio.

--------------------------------------------------------------------------------

During the 12-month period ended December 31, 2002, the Portfolio returned 16.91%, underperforming its benchmark, the SSB World Government Bond Index (unhedged), which returned 19.49%. While the Portfolio's performance was solid for the year 2002, its duration structure and underweighted position in U.S. Treasury securities detracted from relative performance. Offsetting this downside were the Portfolio's underweighted position in European debt and the decline in Japanese government debt.

The Portfolio's underweighted position in the Euro Bloc countries (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Greece, Portugal and Spain) contributed positively to performance. There was a global decline in demand for capital goods as the fallout from the bursting of the equity bubble hit Germany particularly hard. Germany and Europe as a whole had a very poor second half of 2002 due to weak consumer spending. Bond yields declined to low levels, but not to the extent as U.S. yields. The European Central Bank (ECB) has not taken an aggressive stance in reducing interest rates as compared to the U.S. Federal Reserve.

Additionally, the liquidation of the Portfolio's U.K. government securities position in late fall also contributed positively to relative performance, as U.K. government bonds underperformed similar to that of European government debt.

In Japan, consumer and business confidence continued to fall, reflecting fears of weak labor market conditions, a declining stock market and the potential impact of impeding bank reforms. Since the imposition of the zero interest rate policy in March 2001, the implementation of various forms of easing has been ineffective. Measures announced by the government and Bank of Japan (BOJ) were meant to offset the negative impact of the bank reform rather than offer any new stimulus. These efforts have had limited impact on the economy due to the large number of bad loans in the nation's banking system.

The Portfolio's barbelled duration structure and overweighted position in short-term securities detracted from performance. We positioned the duration structure of the Portfolio in anticipation of stronger economic growth, the end of the U.S. Federal Reserve easing cycle and the flattening of the yield curve. Given our belief that short-term interest rates would rise in the near-term, we positioned the Portfolio for a barbelled duration structure. We emphasized short-term and long-term maturity securities, underweighting intermediate maturity securities, which would underperform in a rising interest rate environment. The Portfolio's short-term position was approximately 8% at the end of the reporting period.

The Portfolio's underweighted position in U.S. Treasury securities also detracted from performance. The after-effects of the terrorist attacks of September 11, corporate

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

governance scandals, a sharp drop in equity valuations, as well as the potential of actions against Iraq negatively impacted the U.S. markets. As a consequence, the U.S. Federal Reserve lowered interest rates to historic lows to spur an anemic domestic economy. All of these economic, corporate and political developments contributed to the strength of the U.S. Treasury market as investors sought to avoid riskier assets.

MARKET REVIEW

The global economic recovery stalled in the second half of 2002, led by a loss of economic momentum in the United States. Although U.S. economic growth surpassed expectations for the first quarter of 2002, continued weakness in the labor market, anemic business spending, and a sharp decline in equity valuations dampened prospects for a stronger and quicker economic recovery during the summer months. Second quarter growth subsequently slowed to a 1.3% annualized pace prior to rebounding in the third quarter to 4.0%. The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate reaching a multi-decade low of 1.25% in November. Consumer spending, which accounts for two-thirds of gross domestic product (GDP), continued to be the primary catalyst for growth spurred by low interest rates. The housing market was particularly strong as individual investors shifted assets away from the volatile equity markets.

Credit risk free assets performed best during the period, led by U.S. Treasuries. Risk aversion led to a rally in safer government securities and yields on U.S. Treasuries declined significantly across the maturity spectrum.

Economic uncertainties in the U.S., Japan's leading export market, have resulted in the decline of export growth -- the main driver of the Japanese economy. The surge in overseas demand in the first half of 2002 abated in the third quarter due to softening global economic activities. Falling prices and rising unemployment continue to dampen consumer spending in Japan. After remaining stable at 5.4% for five months, the unemployment rate increased again in October to 5.5%. Private consumption continues to be weak, while housing investment remains sluggish and both business spending and public investment continue to decline.

European economic growth has also been sluggish, led primarily by Germany's slowing business cycle. The lack of an economic policy by Germany's re-elected Chancellor Schroeder has weighed heavily on business and consumer sentiments. In addition, geopolitical tensions continue to affect consumer behavior and business decisions. With a recent downward adjustment in European economic expectations, there may be additional monetary easing after December's rate reduction.

OUTLOOK

We remain optimistic for 2003, estimating real U.S. GDP to grow at 4.0%. The expectation is that a stimulus package of tax cuts and spending will be proposed and passed by Congress early in the year. Incoming data indicate that the economy in the U.S. is growing at about 2.5% annualized in the fourth quarter, better than many analysts and policymakers predicted. Progress toward resolving geopolitical tension may create volatility early on, however, we expect economic and financial performance to improve by mid-year.

Although the U.S. appears poised for economic re-acceleration, our outlook for the European and Japanese economies is less sanguine. Neither Europe nor Japan has taken effective policy actions to combat the impact of the U.S.-led midyear slowdown. The ECB's December 5 easing was ineffective in igniting an upsurge in confidence. Japan's bank-reform plan has been watered down and any reform is likely to continue at a slower pace in 2003. Accordingly, our forecast for real global GDP growth in 2003 is 2.6% -- with the euro zone growing at 1.3% and Japan at 0.3%.

In the near-term, we remain in favor of European debt as compared to U.S. debt. We believe that the lack of economic reforms in Europe, particularly in Germany, will force the ECB to continue to cut interest rates. We believe these interest rate cuts will benefit European debt and outperform U.S. Treasuries.

In Japan, the lack of any policy to address deflation means that bond yields will remain at very low levels. We are hopeful that economic reforms are imminent, but feel that these reforms will have no major short-term impact on the Japanese economy. At the current period, we will maintain the Portfolio's position in Japanese debt, and we will evaluate the possibility of reducing its exposure over the 2003 period.

We appreciate your investment in Alliance Global Bond Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Douglas Peebles
Douglas Peebles
Vice President and Portfolio Manager

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE
ALLIANCE GLOBAL BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/92-12/31/02

[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

SSB World Government Bond Index (unhedged): $19,008
Alliance Global Bond Portfolio:             $17,768


                  Alliance Global Bond                SSB World Government Bond
                       Portfolio                           Index (unhedged)
12/31/92                $10,000                                 $10,000
12/31/93                $11,115                                 $11,327
12/31/94                $10,541                                 $11,593
12/31/95                $13,148                                 $13,801
12/31/96                $13,965                                 $14,300
12/31/97                $14,058                                 $14,333
12/31/98                $16,044                                 $16,526
12/31/99                $15,063                                 $15,820
12/31/00                $15,239                                 $16,067
12/31/01                $15,198                                 $15,908
12/31/02                $17,768                                 $19,008


Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 12/31/92 to 12/31/02) as compared to the performance of an appropriate broad-based index.

The Salomon Smith Barney (SSB) World Government Bond Index (unhedged) represents performance of government bond markets in 14 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Global Bond Portfolio.

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

LONG-TERM
   INVESTMENTS-82.7%
AUSTRALIA-0.5%
GOVERNMENT
   OBLIGATION-0.5%
Commonwealth of Australia
   10.00%, 10/15/07 (a) ...............      AUD          505      $    346,884
                                                                   ------------
CANADA-3.4%
GOVERNMENT
   OBLIGATIONS-3.4%
Government of Canada
   6.00%, 6/01/11 (a) .................      CAD        3,180         2,195,583
                                                                   ------------
DENMARK-3.3%
GOVERNMENT
   OBLIGATION-3.3%
Kingdom of Denmark
   6.00%, 11/15/09 (a) ................      DKK       13,590         2,128,852
                                                                   ------------
FRANCE-14.4%
GOVERNMENT
   OBLIGATIONS-14.4%
Government of France
   4.00%, 4/25/09 (a) .................      EUR        5,275         5,615,112
   4.75%, 7/12/07 (a) .................                 3,200         3,544,436
   5.50%, 10/25/07 (a) ................                   130           148,190
                                                                   ------------
                                                                       9,307,738
                                                                   ------------
GERMANY-8.6%
BANKING-0.3%
Deutsche Ausgleichsbank
   7.00%, 6/23/05 (a) .................                   150           166,711
                                                                   ------------
GOVERNMENT
   OBLIGATIONS-8.3%
Federal Republic of Germany
   4.50%, 8/17/07 (a) .................                   499           546,857
   5.50%, 1/04/31 (a) .................                 1,700         1,963,232
   5.625%, 1/04/28 (a) ................                 2,450         2,863,598
                                                                   ------------
                                                                       5,373,687
                                                                   ------------
                                                                       5,540,398
                                                                   ------------
ITALY-5.2%
GOVERNMENT
   OBLIGATION-5.2%
Republic of Italy
   5.00%, 5/01/08 (a) .................                 3,000         3,351,054
                                                                   ------------
JAPAN-16.9%
GOVERNMENT
   OBLIGATIONS-16.9%
Government of Japan
   1.10%, 9/20/12 (a) .................      JPY       60,800           522,503
   1.70%, 9/20/10 (a) .................             1,146,000        10,422,116
                                                                   ------------
                                                                      10,944,619
                                                                   ------------

MEXICO-0.0%
FINANCIAL -
   MISCELLANEOUS-0.0%
United Mexican States,
  warrants expiring 6/30/03 ...........      USD            1      $          3
                                                                   ------------
SPAIN-3.4%
GOVERNMENT
   OBLIGATION-3.4%
Government of Spain
   6.00%, 1/31/29 (a) .................      EUR        1,780         2,169,320
                                                                   ------------
SWEDEN-2.7%
GOVERNMENT
   OBLIGATION-2.7%
Kingdom of Sweden
   5.00%, 1/15/04 (a) .................      SEK       15,000         1,748,794
                                                                   ------------
UNITED STATES-24.3%
BANKING-0.8%
FMR Corp.
   7.57%, 6/15/29 (a)(c) ..............      USD          120           144,724
Wells Fargo & Co., Inc.
   5.00%, 11/15/14 (a) ................                   400           404,926
                                                                   ------------
                                                                         549,650
                                                                   ------------
FINANCIAL-2.8%
GE Financial Assurance
   Holdings
   1.60%, 6/20/11 (a) .................      JPY      200,000         1,672,786
Morgan Stanley
   Dean Witter & Co.
   7.75%, 6/15/05 (a) .................      USD          104           116,099
                                                                   ------------
                                                                       1,788,885
                                                                   ------------
GOVERNMENT
   AND AGENCY
   OBLIGATIONS-20.7%
Federal National Mortgage
   Association
   6.125%, 3/15/12 (a) ................                 2,000         2,284,052
U.S. Treasury Bonds
   5.375%, 2/15/31 (a) ................                 1,035         1,128,635
U.S. Treasury Notes
   2.125%, 10/31/04 (a)  ..............      USD        6,460         6,533,185
   3.375%, 4/30/04 (a) ................                 1,300         1,335,598
   3.625%, 1/15/08 (a) ................                   954         1,046,836
   3.875%, 1/15/09 (a) ................                   940         1,047,525
                                                                   ------------
                                                                      13,375,831
                                                                   ------------
                                                                      15,714,366
                                                                   ------------
Total Long-Term
   Investments
   (cost $48,759,702) .................                              53,447,611
                                                                   ------------

                                          Alliance Variable Products Series Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
   INVESTMENTS-8.0%
AUSTRALIA-0.2%
BANKING-0.2%
National Australia Bank, Ltd.
   2.015%, 2/19/03 (a)(b) .............      USD          113      $    113,375
                                                                   ------------
CANADA-0.3%
GOVERNMENT
   OBLIGATIONS-0.3%
Government of Canada
   0.0%, 1/30/03 (a) ..................      CAD          316           200,114
                                                                   ------------
MEXICO-0.1%
                                  ASSET BACKED
   SECURITY-0.1%
Pemex Finance, Ltd.
   6.125%, 11/15/03 (a)  ..............      USD           49            49,736
                                                                   ------------
REPURCHASE
   AGREEMENT-3.7%
Greenwich Funding Corp.
   1.25%, dated 12/31/02,
   due 1/2/03 in the
   amount of $2,400,167
   (cost $2,400,000;
   collateralized by
   $2,195,000 FNMA,
   5.50%, due 2/15/06,
   value $2,400,452) ..................      USD        2,400         2,400,000
                                                                   ------------

TIME DEPOSIT-3.7%
Societe Generale Cayman
   1.22%, 1/02/03 (a) .................      USD        2,400      $  2,400,000
                                                                   ------------
Total Short-Term
   Investments
   (amortized cost
   $5,161,839) ........................                               5,163,225
                                                                   ------------
TOTAL
   INVESTMENTS-90.7%
   (cost $53,921,541) .................                              58,610,836
Other assets less
   liabilities (d)-9.3%  ..............                               6,033,372
                                                                   ------------
NET ASSETS-100% .......................                            $ 64,644,208
                                                                   ============

--------------------------------------------------------------------------------

(a) Positions, or portions thereof, with an aggregate market value of $56,210,833 have been segregated to collateralize forward exchange currency contracts.

(b) Floating rate security. Stated interest rate was in effect at December 31, 2002.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2002, the aggregate market value of this security amounted to $144,724 or 0.2% of net assets.

(d) Includes cash collateral received of $6,632,000 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                           Current
                                             Yield       Shares     Value
                                            ------     ---------  ----------
     UBS Private Money Market Fund, LLC      1.46%     6,632,000  $6,632,000

     Currency Abbreviations:

     AUD   -Australian Dollar
     CAD   -Canadian Dollar
     DKK   -Danish Krona
     EUR   -Euros
     JPY   -Japanese Yen
     SEK   -Swedish Krona
     USD   -United States Dollar

     Glossary:

     FNMA - Federal National Mortgage Association

     See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $53,921,541) ......................   $ 58,610,836(a)
   Cash ........................................................................        167,823
   Foreign cash, at value (cost $4,369,229) ....................................      4,480,037
   Collateral held for securities loaned .......................................      6,632,000
   Interest receivable .........................................................        909,547
   Receivable for capital stock sold ...........................................        413,795
   Net unrealized appreciation of forward exchange currency contracts ..........        240,737
                                                                                   ------------
   Total assets ................................................................     71,454,775
                                                                                   ------------
LIABILITIES
   Payable for collateral received on securities loaned ........................      6,632,000
   Advisory fee payable ........................................................         34,502
   Payable for capital stock redeemed ..........................................         31,973
   Payable for foreign currency contracts ......................................         10,686
   Distribution fee payable ....................................................          5,273
   Accrued expenses ............................................................         96,133
                                                                                   ------------
   Total liabilities ...........................................................      6,810,567
                                                                                   ------------
NET ASSETS .....................................................................   $ 64,644,208
                                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................................   $      5,122
   Additional paid-in capital ..................................................     59,457,424
   Undistributed net investment income .........................................      2,011,830
   Accumulated net realized loss on investment and foreign currency transactions     (1,915,356)
   Net unrealized appreciation of investments and foreign currency denominated
     assets and liabilities ....................................................      5,085,188
                                                                                   ------------
                                                                                   $ 64,644,208
                                                                                   ============
Class A Shares
   Net assets ..................................................................   $ 56,137,227
                                                                                   ============
   Shares of capital stock outstanding .........................................      4,444,073
                                                                                   ============
   Net asset value per share ...................................................   $      12.63
                                                                                   ============
Class B Shares
   Net assets ..................................................................   $  8,506,981
                                                                                   ============
   Shares of capital stock outstanding .........................................        678,211
                                                                                   ============
   Net asset value per share ...................................................   $      12.54
                                                                                   ============

--------------------------------------------------------------------------------

(a) Includes securities on loan with a value of $6,472,506 (see Note F).

      See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest .....................................................     $1,924,133
                                                                      ----------
EXPENSES
   Advisory fee .................................................        374,114
   Distribution fee--Class B ....................................         18,356
   Custodian ....................................................        144,565
   Administrative ...............................................         69,000
   Audit and legal ..............................................         40,635
   Printing .....................................................         30,101
   Transfer agency ..............................................            947
   Directors' fees and expenses .................................          1,224
   Miscellaneous ................................................         10,588
                                                                      ----------
   Total expenses ...............................................        689,530
                                                                      ----------
   Net investment income ........................................      1,234,603
                                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on:
     Investment transactions ....................................      1,343,040
     Foreign currency transactions ..............................        663,805
   Net change in unrealized appreciation/depreciation of:
     Investments ................................................      5,318,134
     Foreign currency denominated assets and liabilities ........        362,602
                                                                      ----------
   Net gain on investment and foreign currency transactions .....      7,687,581
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......................     $8,922,184
                                                                      ==========

--------------------------------------------------------------------------------

      See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                            Year Ended      Year Ended
                                                                           December 31,     December 31,
                                                                                2002           2001
                                                                           ============    ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................................   $  1,234,603    $  1,723,823
   Net realized gain on investment and foreign currency transactions ...      2,006,845         195,715
   Net change in unrealized appreciation/depreciation of investments and
   foreign currency denominated assets and liabilities .................      5,680,736      (2,284,588)
                                                                           ------------    ------------
   Net increase (decrease) in net assets from operations ...............      8,922,184        (365,050)
DIVIDENDS TO SHAREHOLDERS FROM
   Net investment income
     Class A ...........................................................       (547,877)             -0-
     Class B ...........................................................        (66,713)             -0-
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .............................................        965,120        (733,082)
                                                                           ------------    ------------
   Total increase (decrease) ...........................................      9,272,714      (1,098,132)
NET ASSETS
   Beginning of period .................................................     55,371,494      56,469,626
                                                                           ------------    ------------
   End of period (including undistributed net investment income of
     $2,011,830 and $641,877, respectively) ............................   $ 64,644,208    $ 55,371,494
                                                                           ============    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Global Bond Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued) Alliance Variable Products Series Fund
================================================================================

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the Portfolio's Class B shares bear the distribution fees.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and the tax treatment of bond premiums, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .65 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, this reimbursement to the Adviser amounted to $69,000.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Debt obligations ..........................................        $73,831,590
U.S. government and agency obligations ....................         39,077,089

Sales:
Debt obligations ..........................................        $73,524,623
U.S. government and agency obligations ....................         35,308,680

At December 31, 2002, the cost of investments for federal income tax purposes was $53,921,541. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation .............................        $ 4,689,295
Gross unrealized depreciation .............................                 -0-
                                                                   -----------
Net unrealized appreciation ...............................        $ 4,689,295
                                                                   ===========

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued) Alliance Variable Products Series Fund
================================================================================

At December 31, 2002, the Portfolio had outstanding forward exchange currency contracts as follows:

                                            Contract      U.S. $ Value on       U.S. $        Unrealized
                                             Amount         Origination        Current       Appreciation
                                              (000)            Date             Value        Depreciation)
                                          ============    ===============    ==========     ===============
Forward Exchange Currency
Buy Contracts
Euro, settling 1/28/03 ............           16,566        $16,069,403      $17,352,324      $ 1,282,921
Euro, settling 2/10/03 ............              229            225,132          239,274           14,142
Japanese Yen, settling 1/14/03 ....          395,799          3,306,589        3,334,562           27,973
New Zealand Dollar,
   settling 1/16/03 ...............            2,426          1,245,861        1,267,705           21,844

Forward Exchange Currency
Sale Contracts
Australian Dollar, settling 1/10/03            2,112          1,181,748        1,187,401           (5,653)
Canadian Dollar, settling 1/09/03 .            2,106          1,355,085        1,332,380           22,705
Danish Krone, settling 1/27/03 ....           10,000          1,342,138        1,409,869          (67,731)
Euro, settling 2/10/03 ............           16,596         16,431,869       17,373,416         (941,547)
Japanese Yen, settling 1/14/03 ....           61,579            509,762          518,799           (9,037)
New Zealand Dollar,
   settling 1/16/03 ...............            2,426          1,215,755        1,267,705          (51,950)
Swedish Krona, settling 2/12/03 ...           11,905          1,312,323        1,365,253          (52,930)
                                                                                               ----------
                                                                                               $  240,737
                                                                                               ==========

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                     2002             2001
                                                   ========      ===========
Distributions paid from:
   Ordinary income ..........................      $614,590      $       -0-
                                                   --------      -----------
Total distributions paid ....................      $614,590      $       -0-
                                                   ========      ===========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .................................  $ 4,083,211
Accumulated capital and other losses ..........................   (3,678,055)(a)
Unrealized appreciation/(depreciation) ........................    4,776,506(b)
                                                                 -----------
Total accumulated earnings/(deficit) ..........................  $ 5,181,662
                                                                 ===========

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $1,915,356 of which $39,033 will expire in the year 2006, $423,889 will expire in the year 2007 and $1,452,434 will expire in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, $667,151 of the capital loss carryforward was utilized. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's prior year mergers with Brinson Series Trust Strategic Income Portfolio and Brinson Series Trust Global Income Portfolio, may apply. As of December 31, 2002, the Portfolio deferred tax straddle losses of $1,762,699.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $6,472,506 and received cash collateral of $6,632,000, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $2,105 which is included in interest income in the accompanying statement of operations.

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued) Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                            -------------------------------       -------------------------------
                                                        SHARES                                  AMOUNT
                                            -------------------------------       -------------------------------
                                             Year Ended         Year Ended         Year Ended         Year Ended
                                             December 31,       December 31,       December 31,       December 31,
                                                2002               2001               2002               2001
                                            ============       ============       ============       ============
Class A
Shares sold ..........................         1,191,552            408,519       $ 14,053,131       $  4,419,740
Shares issued in connection with
   acquisition of Brinson Series Trust
   Global Income Portfolio ...........                -0-           427,796                 -0-         4,776,770
Shares issued in connection with
   acquisition of Brinson Series Trust
   Strategic Income Portfolio ........                -0-            63,759                 -0-           711,928
Shares issued in reinvestment of
   dividends .........................            48,485                 -0-           547,877                 -0-
Shares redeemed ......................        (1,207,960)        (1,080,790)       (13,929,727)       (11,735,211)
                                            ------------       ------------       ------------       ------------
Net increase (decrease) ..............            32,077           (180,716)      $    671,281       $ (1,826,773)
                                            ============       ============       ============       ============

Class B
Shares sold ..........................           291,377             70,472       $  3,503,266       $    777,950
Shares issued in connection with
   acquisition of Brinson Series Trust
   Strategic Income Portfolio ........                -0-           166,844                 -0-         1,852,870
Shares issued in reinvestment of
   dividends .........................             5,940                 -0-            66,714                 -0-
Shares redeemed ......................          (277,540)          (141,731)        (3,276,141)        (1,537,129)
                                            ------------       ------------       ------------       ------------
Net increase .........................            19,777             95,585       $    293,839       $  1,093,691
                                            ============       ============       ============       ============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE J: Acquisition of Brinson Series Trust Global Income and Strategic Income Portfolios

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Global Income and Strategic Income Portfolios, respectively, pursuant to separate plans of reorganization approved by the shareholders of the Brinson Series Trust Global Income and Strategic Income Portfolios on March 1, 2001. On October 26, 2001, the acquisition was accomplished by a tax-free exchange of 658,399 shares of the Portfolio for 442,079 shares of Brinson Series Trust Global Income Portfolio and 244,874 of Brinson Series Trust Strategic Income Portfolio.

The aggregate net assets of the Portfolio, Brinson Series Trust Global Income Portfolio, and Strategic Income Portfolio immediately before the acquisition were $49,913,559, $4,776,770 (including $95,575 net unrealized depreciation of investments) and $2,564,798 (including $123,029 net unrealized appreciation of investments), respectively. Immediately after the acquisition the combined net assets of the Portfolio amounted to $57,255,127.

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ------------------------------------------------------------------------------
                                                                         CLASS A
                                       ------------------------------------------------------------------------------
                                                                    Year Ended December 31,
                                       ==============================================================================
                                          2002             2001(a)        2000              1999              1998
                                       ==========       ==========     ==========        ==========        ==========
Net asset value, beginning of period   $    10.93       $    10.96     $    11.25        $    12.42        $    11.10
                                       ----------       ----------     ----------        ----------        ----------
Income From Investment Operations
Net investment income (b) ..........          .25              .35            .45(c)            .48(c)            .49(c)
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions ...........         1.58             (.38)          (.32)            (1.24)             1.06
                                       ----------       ----------     ----------        ----------        ----------
Net increase (decrease) in net asset
   value from operations ...........         1.83             (.03)           .13              (.76)             1.55
                                       ----------       ----------     ----------        ----------        ----------
Less: Dividends and Distributions
Dividends from net investment income         (.13)              -0-          (.42)             (.37)             (.17)
Distributions from net realized gain
   on investment transactions ......           -0-              -0-            -0-             (.04)             (.06)
                                       ----------       ----------     ----------        ----------        ----------
Total dividends and distributions ..         (.13)              -0-          (.42)             (.41)             (.23)
                                       ----------       ----------     ----------        ----------        ----------
Net asset value, end of period .....   $    12.63       $    10.93     $    10.96        $    11.25        $    12.42
                                       ==========       ==========     ==========        ==========        ==========
Total Return
Total investment return based on
   net asset value (d) .............        16.91%            (.27)%         1.17%            (6.11)%           14.12%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .................   $   56,137       $   48,221     $   50,325        $   50,569        $   34,652
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements ................         1.17%            1.07%          1.02%              .90%              .93%
   Expenses, before waivers and
     reimbursements ................         1.17%            1.07%          1.06%             1.04%             1.17%
   Net investment income ...........         2.18%            3.28%          4.13%(c)          4.16%(c)          4.23%(c)
Portfolio turnover rate ............          220%             101%           372%              183%               42%

--------------------------------------------------------------------------------
See footnote summary on page 17.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             --------------------------------------------------------
                                                                                     CLASS B
                                                             --------------------------------------------------------
                                                                                                            July 16,
                                                                      Year Ended December 31,              1999(e) to
                                                             ---------------------------------------       December 31,
                                                                2002            2001(a)       2000             1999
                                                             ---------       ---------     ---------        ---------
Net asset value, beginning of period .....................   $   10.86       $   10.92     $   11.23        $   10.98
                                                             ---------       ---------     ---------        ---------
Income From Investment Operations
Net investment income (b) ................................         .22             .32           .41(c)           .21(c)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions .....................        1.57            (.38)         (.31)             .04
                                                             ---------       ---------     ---------        ---------
Net increase (decrease) in net asset value from operations        1.79            (.06)          .10              .25
                                                             ---------       ---------     ---------        ---------
Less: Dividends
Dividends from net investment income .....................        (.11)             -0-         (.41)              -0-
                                                             ---------       ---------     ---------        ---------
Net asset value, end of period ...........................   $   12.54       $   10.86     $   10.92        $   11.23
                                                             =========       =========     =========        =========
Total Return
Total investment return based on net asset value (d) .....       16.59%           (.55)%         .98%            2.18%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................   $   8,507       $   7,150     $   6,145        $   1,770
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ...........        1.42%           1.32%         1.31%            1.20%(f)
   Expenses, before waivers and reimbursements ...........        1.42%           1.32%         1.35%            1.34%(f)
   Net investment income .................................        1.92%           3.00%         3.82%(c)         3.96%(c)(f)
Portfolio turnover rate ..................................         220%            101%          372%             183%

--------------------------------------------------------------------------------

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. For the year ended December 31, 2001, the effect of this change to Class A and Class B shares was to decrease net investment income per share by $.04 and $.04, increase net realized and unrealized gain (loss) on investments per share by $.04 and $.04, and decrease the ratio of net investment income to average net assets from 3.67% to 3.28% and 3.39% to 3.00%, respectively. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c)   Net of expenses reimbursed or waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Global Bond Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Global Bond Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Bond Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 3, 2003

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

                              INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

                                 TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1) Member of the Audit Committee.

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                   PORTFOLIOS
                                                                                     IN FUND                OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                              COMPLEX            DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                          OVERSEEN BY             HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                        DIRECTOR              DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57            President, Chief Operating Officer and                 114                  None
1345 Avenue of the Americas     a Director of Alliance Capital Management
New York, NY 10105              Corporation ("ACMC") with which he has
(13)                            been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72              Formerly an Executive Vice President and               93                   None
P.O. Box 4623                   Chief Insurance Officer of The Equitable
Stamford, CT 06903              Life Assurance Society of the United States;
(11)                            Chairman and Chief Executive Officer of
                                Evlico; formerly a Director of Avon, BP Amoco
                                Corporation (oil and gas), Ecolab Incorporated
                                (specialty chemicals), Tandem Financial Group,
                                and Donaldson Lufkin & Jenrette Securities
                                Corporation.

David H. Dievler, #+, 73        Independent consultant. Until December                 98                   None
P.O. Box 167                    1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762           responsible  for mutual fund administration.
(13)                            Prior to joining ACMC in 1984 he was Chief
                                Financial Officer of Eberstadt Asset
                                Management since 1968.  Prior to that he was
                                a Senior Manager at Price Waterhouse & Co.
                                Member of American Institute of Certified
                                Public Accountants since 1953.

John H. Dobkin, #+, 60          Consultant. He was formerly a Senior Advisor           94                   None
P.O. Box 12                     from June 1999 - June 2000 and President
Annandale, NY 12504             of Historic Hudson Valley (December 1989 -
(11)                            May 1999). Previously, Director of the National
                                Academy of Design and during 1988-92, he was
                                Director and Chairman of the Audit Committee of
                                ACMC.

William H. Foulk, Jr., #+, 70   Investment adviser and an independent                  110                  None
Suite 100                       consultant. He was formerly Senior
2 Sound View Drive              Manager of Barrett Associates, Inc., a
Greenwich, CT 06830             registered investment adviser, with  which
(13)                            he had been associated since prior to 1998. He
                                was formerly Deputy Comptroller of the State of
                                New York and, prior thereto, Chief Investment
                                Officer of the New York Bank for Savings.

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

                                                                                   PORTFOLIOS
                                                                                     IN FUND                OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                              COMPLEX            DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                          OVERSEEN BY             HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                        DIRECTOR              DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63      Senior Counsel of the law firm of Cahill               93              Placer Dome Inc.
15 St. Bernard's Road           Gordon & Reindel since February 2001
Gladstone, NJ 07934             and a partner of that firm for more than
(11)                            twenty-five years prior thereto. He is
                                President and Chief Executive Officer of
                                Wenonah Development Company
                                (investments) and a Director of Placer Dome Inc.
                                (mining).

Donald J. Robinson, #+, 68      Senior Counsel to the law firm of Orrick,              92                    None
98 Hell's Peak Road             Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                Formerly a senior partner and a member of
(7)                             the Executive Committee of that firm.
                                He was also a member and Chairman of the
                                Municipal Securities Rulemaking Board and
                                Trustee of the Museum of the City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                                 PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                                     DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President                 See biography above.

Kathleen A. Corbet, 43           Senior Vice President                Executive Vice President of ACMC, with which she has been
                                                                      associated since prior to 1998.

Douglas J. Peebles, 37           Vice President                       Senior Vice President of ACMC, with which he has been
                                                                      associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                            Senior Vice President and the General Counsel of Alliance
                                                                      Fund Distributors, Inc. ("AFD") and Alliance Global
                                                                      Investor Services Inc. ("AGIS"), with which he has been
                                                                      associated since prior to 1998.

Mark D. Gersten, 52              Treasurer and Chief                  Senior Vice President of AGIS and a Vice President of
                                                                      Financial Officer AFD with which he has been associated
                                                                      since prior to 1998.

Thomas R. Manley, 51             Controller                           Vice President of ACMC, with which he has been associated
                                                                      since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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